Exhibit 21

Subsidiaries and Affiliates of Emerson Electric Co.
September 30, 2017

LEGAL NAME	JURISDICTION OF INCORPORATION
Appleton Holding Corp.	Delaware
EGS Electrical Group Canada Ltd.	Ontario
Easy Heat Ltd.	Ontario
Branson Ultrasonic S.A.	Switzerland
Bristol, Inc.	Delaware
Energy Solutions International SAS	Colombia
Energy Solutions International Sub, LLC	Delaware
Energy Solutions International GP, LLC	Pennsylvania
Energy Solutions International Ltd.	New Brunswick
Energy Solutions International Ltd.	United Kingdom
Energy Solutions International (India) Private Limited	India
California Emerson LLC	Delaware
ClosetMaid Corporation	Florida
Clairson, Inc.	Delaware
Computational Systems, Incorporated	Tennessee
Control Products, Inc.	Minnesota
Control Techniques Iberia S.A.	Spain
Daniel Industries, Inc.	Delaware
Daniel Automation Company	Delaware
Daniel Industrial, Inc.	Delaware
Daniel International Limited	United Kingdom
Daniel Europe Limited	United Kingdom
Daniel Industries Limited	United Kingdom
Spectra-Tek Holdings Limited	United Kingdom
Spectra-Tek UK Limited	United Kingdom
Daniel Measurement Solutions Private Limited	India
Spectra-Tek International Limited	United Kingdom
Greenfield (UK) Limited	United Kingdom
Daniel Measurement and Control, Inc.	Delaware
Daniel Industries Canada Inc.	Canada
Metco Services Venezuela, C.A.	Venezuela
Danmasa S.A. de C.V.	Mexico
Emerson Process Management Valve Automation, Inc.	Delaware
Bettis Canada Ltd.	Canada
Bettis Holdings Limited	United Kingdom
Bettis UK Limited	United Kingdom
Hytork Controls, Inc.	Delaware
RPP, LLC	Massachusetts
Hytork International Ltd.	United Kingdom
Hytork LLC	Delaware
Hytork Services Limited	United Kingdom
Hytork Controls Limited	United Kingdom
EECO, Inc.	Delaware
Apple JV Holding Corp.	Delaware
Appleton Grp LLC	Delaware
Appleton Electric LLC	Delaware
Appleton Electric, S.A. de C.V.	Mexico

EGS Comercializadora Mexico, S. de R.L. de C.V.	Mexico
Nutsteel DHC B.V.	Netherlands
Nutsteel Indústria Metalúrgica Ltda	Brazil
Appleton Holding Sarl	France
ATX SAS	France
Easy Heat Europe SAS	France
Easy Heat, Inc.	Delaware
EGS Electrical Group Romania S.R.L.	Romania
EGS Mexico S. de R.L. de C.V.	Mexico
EGS Private Ltd.	Singapore
Emerson Hazardous Electrical Equipment (Shanghai) Co., Ltd.	China
Emersub CV, Inc.	Delaware
Flow Control US Holding Corporation	Delaware
FC QSF, LLC	Delaware
Keystone Asia Pacific Pty Limited	Australia
Keystone Germany Holdings Corp.	Delaware
Chemat GmbH Armaturen fur Indstrie-und Nukkeranlage	Germany
Pentair Valves & Controls de Mexico, S.A. de C.V.	Mexico
Pentair Sales Holding, LLC	Delaware
Pentair Sales US, LLC	Delaware
Pentair Valves & Controls France S.C.A.	France
Vulsub II, LLC	Texas
Keystone Canada Co.	Canada
The J.R. Clarkson Company LLC	Nevada
Crosby Valve, LLC	Nevada
Vulsub Corp.	Texas
Pentair Valves & Controls US LP	Delaware
TV&C GP Holding, LLC	Nevada
Vulsub Chile Holding, LLC	Delaware
Pentair Valves & Controls Chile SpA	Chile
Vulsub Holdings A, LLC	Delaware
Emerson Automation Solutions Final Control (Taiwan) Ltd.	Taiwan
Pentair Valves & Controls (Thailand) Ltd.	Thailand
Pentair Valvulas & Controles VZ, C.A.	Venezuela
Vulsub Holdings B, LLC	Delaware
Emerson Automation Solutions Final Control Hong Kong Limited	Hong Kong
Emerson Automation Solutions Final Control (Beijing) Co., Ltd.	China
Keystone Valve (Korea) LLC	Korea
Vulsub Holdings D, LLC	Delaware
Vulsub, LLC	Delaware
Vulsub Property Holding, LLC	Delaware
Westlock Controls Holdings, Inc.	Nevada
GSEG LLC	Delaware
Emerson Climate Technologies, Inc.	Delaware
Copeland Access +, Inc.	Delaware
Copeland Corporation LLC	Delaware
Copeland de Mexico, S.A. de C.V.	Mexico
Emerson Climate Technologies (India) Private Limited	India
Copeland Redevelopment Corporation	Missouri
CR Compressors LLC	Delaware
Emerson Climate Technologies Retail Solutions, Inc.	Delaware
Emerson Climate Services, LLC	Delaware
Scroll Compressors LLC	Delaware
Scroll Mexico LLC	Delaware
Emerson Electric (U.S.) Holding Corporation	Delaware
Automatic Switch Company	Delaware
ASC Investments, Inc.	Delaware
Asco AB	Sweden

Asco Controls AG	Switzerland
Asco Controls B.V.	Netherlands
ASCO/JOUCOMATIC s.r.o.	Czech Republic
Asco Joucomatic ZA B.V.	Netherlands
Asco Magnesszelep Kft.	Hungary
Asco Numatics Sp. z o.o.	Poland
ASCO Controls, L.P.	Delaware
ASCO Japan Co., Ltd.	Japan
Ascomatica S.A. de C.V.	Mexico
Ascomation Pty. Ltd.	Australia
Ascomation (NZ) Ltd.	New Zealand
ASCO Numatics (India) Private Limited	India
ASCO Switch Enterprises LLC	Delaware
Ascotech, S.A. de C.V.	Mexico
Ascoval Industria e Commercio Ltda	Brazil
ASCO Valve Enterprises LLC	Delaware
ASCO Valve, Inc.	Delaware
ASCO Valve Manufacturing, LLC	Delaware
Branson Ultrasonics Corporation	Delaware
Branson Korea Co., Ltd.	Korea
Branson Ultrasonidos S.A.E.	Spain
Branson Ultrasons SAS	France
Emerson Climate Technologies GmbH	Germany
Emerson Climate Technologies Limited	United Kingdom
Emerson Climate Technologies Refrigeration S.A.	Belgium
Emerson Climate Technologies S.A.	Spain
Emerson Climate Technologies Sarl	France
Emerson Climate Technologies S.R.L.	Italy
Emerson Dietzenbach GmbH	Germany
Emerson Electric Overseas Finance Corp.	Delaware
Emerson Process Management GmbH	Germany
Emerson Process Management GmbH & Co. OHG	Germany
epro GmbH	Germany
Flow Control Holding GmbH & Co. KG	Germany
Flow Control Holding Verwaltungs GmbH	Germany
RPP Europe GmbH	Germany
Sempell GmbH	Germany
Emerson Automation Solutions Final Control Germany GmbH	Germany
Mecafrance (Deutschland) GmbH	Germany
SABO-Armaturen Service GmbH	Germany
Emerson Retail Services Europe GmbH	Germany
Emerson Technologies Verwaltungs GmbH	Germany
Emerson Technologies GmbH & Co. OHG	Germany
Emersub LXXXIV, Inc.	Delaware
Emersub LXXXVI, Inc.	Delaware
EMR Holdings (France) SAS	France
ASCO SAS	France
Asco Numatics GmbH	Germany
Asco Numatics, S.A.	Spain
Joucomatic S.A.	Belgium
Flow Control Technologies S.A.	France
Francel SAS	France
Generale de Robinetterie Industrielle et de Sytemes de Surete	France
Conception et Representation de Technologia de Controle SAS	France
Ridgid France SAS	France
Ridge Tool GmbH	Germany
Ridge Tool GmbH & Co. OHG	Germany
Rosemount Inc.	Minnesota

Dieterich Standard, Inc.	Delaware
Emerson Industrial Automation USA Inc.	Delaware
Fincor Holding, LLC	Delaware
Emerson Process Management AB	Sweden
Emerson Process Management A/S (Denmark)	Denmark
Emerson Process Management AS	Norway
Emerson Process Management Holding AG	Switzerland
Emerson Process Management AG	Switzerland
Emerson LLC	Azerbaijan
Emerson LLP	Kazakhstan
Emerson Process Management del Peru, S.A.C.	Peru
Emerson Process Management Kft.	Hungary
Emerson Process Management Romania S.R.L.	Romania
Emerson Process Management Sp. z o.o.	Poland
Emerson Process Management UAB	Lithuania
Emerson Process Management Ticaret Limited Sirket	Turkey
Emerson Process Management, s.r.o.	Czech Republic
Emerson Process Management, s.r.o.	Slovakia
Emerson TOV	Ukraine
Emerson Process Management Asia Pacific Pte. Ltd.	Singapore
Emerson Automation Solutions Final Control Singapore Pte. Ltd.	Singapore
Emerson Automation Solutions Final Control (Sichuan) Co., Ltd.	China
Emerson Automation Solutions Final Control (Shanghai) Co., Ltd.	China
PT Pentair Indonesia	Indonesia
Safety Systems UK Pte. Ltd.	Singapore
Pentair Valves and Controls India Private Limited	India
Sakhi-Raimondi Valve (India) Limited	India
Emerson Process Management Chennai Private Limited	India
Emerson Process Management Manufacturing (M) Sdn Bhd	Malaysia
Emerson Process Management Valve Automation (M) Sdn Bhd	Malaysia
Spectronix Ltd.	Israel
E. Business Development, E.B.D.Com Ltd.	Israel
Eurotronics Sistemas de Seguridad S.A.	Spain
Fire & Safety Group.Com Ltd.	Israel
Novel Environmental Technologies Ltd.	Israel
Novel Extinguishing Agent Technology Ltd.	Israel
Greenex Ltd.	Israel
S.F.T. Group Ltd.	Israel
Spectrex, Inc.	Connecticut
Fire & Safety Group.Com, Inc.	New Jersey
Emerson Process Management Korea Ltd.	Korea
Emerson Process Management Oy	Finland
Emerson Process Management, S.A. de C.V.	Mexico
Emerson Process Management, S.L.	Spain
Micro Motion, Inc.	Colorado
P I Components Corp.	Texas
Rosemount Analytical Inc.	Delaware
Rosemount China Inc.	Minnesota
Rosemount Nuclear Instruments, Inc.	Delaware
Rosemount Specialty Products LLC	Delaware
Emersub 15 LLC	Delaware
Ridge Tool Company	Ohio
Ridge Tool (Australia) Pty. Ltd.	Australia
Ridge Tool Manufacturing Company	Delaware
Ridge Tool Pattern Company	Delaware
RIDGID, Inc.	Delaware
Ridgid Italia S.R.L.	Italy
Ridgid Online, Inc.	Ohio

Ridgid Werkzeuge AG	Switzerland
Therm-O-Disc, Incorporated	Ohio
Componentes Avanzados de Mexico S.A. de C.V.	Mexico
Controles de Temperatura S.A. de C.V.	Mexico
E.G.P. Corporation	Delaware
Emerson Arabia, Inc.	Delaware
Emerson Climate Technologies Arabia Limited Co.	Saudi Arabia
Emerson Process Management Arabia LLC	Saudi Arabia
Emersub 4 LLC	Delaware
Emerson Climate Technologies Mexico, S.A. de C.V.	Mexico
Emerson Electric (Asia) Limited	Hong Kong
Branson Ultrasonics (Asia Pacific) Co. Ltd.	Hong Kong
Emerson Electric (South Asia) Pte. Ltd.	Singapore
Emerson (Philippines) Corporation	Philippines
Emerson Electric II, C.A.	Venezuela
Soluciones 0925, C.A.	Venezuela
Emerson Electric International, Inc.	Delaware
Emerson Electric Ireland Limited	Bermuda
Emersub Treasury Ireland Unlimited Company	Ireland
Emerson Electric (Mauritius) Ltd.	Mauritius
Emerson Electric Company (India) Private Limited	India
Westinghouse Electric Pvt. Limited	Mauritius
Emerson Process Management Power & Water Solutions India Private Limited	India
Emerson Finance LLC	Delaware
Emerson International Holding Company Limited	United Kingdom
Emerson Electric Nederland B.V.	Netherlands
Aegir Norge Holding AS	Norway
Roxar AS	Norway
Emerson Process Management Nigeria Limited	Nigeria
PolyOil Limited	United Kingdom
Roxar do Brasil Ltda	Brazil
Roxar Flow Measurement AS	Norway
Roxar Maximum Reservoir Performance W.L.L.	Bahrain
Roxar de Venezuela C.A.	Venezuela
Roxar Saudi Co.	Saudi Arabia
Roxar Services AS	Norway
Roxar Services OOO	Russia
Roxar Technologies AS	Norway
Roxar Software Solutions AS	Norway
Roxar Vietnam Company Ltd.	Vietnam
A.P.M. Automation Solutions Ltd.	Israel
Branson Ultrasonics B.V.	Netherlands
Beckman Industrial B.V.	Netherlands
Damcos Holding A/S	Denmark
Damcos A/S	Denmark
Emerson Process Management Marine Solutions Korea Co., Ltd.	Korea
Emerson Process Management Marine Systems (Shanghai) Co., Ltd.	China
El-O-Matic B.V.	Netherlands
El-O-Matic Valve Actuators (F.E.) Pte. Ltd.	Singapore
Emerson Process Management (South Africa) (Proprietary) Ltd.	South Africa
Electrische Apparatenfabriek Capax B.V.	Netherlands
Emerson Automation Solutions Final Control Netherlands B.V.	Netherlands
Pentair Flow Control Italia S.r.l.	Italy
Biffi Italia S.r.l.	Italy
Emerson Automation Solutions Final Control Italia S.r.l.	Italy
Emerson Electric Company Lanka (Private) Limited	Sri Lanka
Emerson LLC	Russia
Emerson Network Power DHC B.V.	Netherlands

Emerson S.R.L.	Romania
EMERSON CLIMATE TECHNOLOGIES, s.r.o.	Czech Republic
Emerson Process Management B.V.	Netherlands
Emerson Process Management (Vietnam) Co., Ltd.	Vietnam
EMRSN HLDG B.V.	Netherlands
Emerson Process Management Flow B.V.	Netherlands
Fusite B.V.	Netherlands
System Plast International B.V.	Netherlands
Therm-O-Disc Europe B.V.	Netherlands
Emerson Sice S.R.L.	Italy
Asco Numatics Sirai S.R.L.	Italy
Branson Ultrasuoni S.R.L.	Italy
Dixell S.R.L.	Italy
Emerson Climate Technologies Retail Solutions Europe S.R.L.	Italy
Emerson Process Management S.R.L.	Italy
Emerson Process Management Virgo Valves S.R.L.	Italy
Emerson Middle East, Inc.	Delaware
Emerson Process Management SAS	France
Emerson Process Management, Lda	Portugal
Emerson Telecommunication Products, LLC	Delaware
JTP Industries, Inc.	Delaware
Emerson Ventures Inc.	Delaware
Emerson Vulcan Holding LLC	Delaware
Emersub 3 LLC	Delaware
Emersub 14 LLC	Delaware
Vilter Manufacturing LLC	Wisconsin
Emersub 16 LLC	Delaware
Emersub 17 LLC	Delaware
Emersub CII, Inc.	Delaware
Emersub CIV, Inc.	Delaware
Emersub XLVI, Inc.	Nevada
Copesub, Inc.	Delaware
Alliance Compressors LLC	Delaware
Emersub Italia S.R.L.	Italy
International Gas Distribution SA	Luxembourg
OMT Officina Meccanica Tartarini S.R.L.	Italy
EMR Foundation, Inc.	Missouri
EMR Holdings, Inc.	Delaware
Branson de Mexico, S.A. de C.V.	Mexico
Chloride Koexa S.A.	Argentina
Comercializadora ClosetMaid, S. de R.L. de C.V.	Mexico
Copeland Compresores Hermeticos, S.A. de C.V.	Mexico
Dar Ibtikar Al Iraq for General Services and General Trade LLC	Iraq
Emerson Argentina S.A.	Argentina
Emerson Automation Solutions GmbH	Switzerland
Emerson Automation Solutions Isolation Valves, Inc.	Delaware
Emerson Climate Technologies Australia Pty. Ltd.	Australia
Emerson Dominicana, Srl	Dominican Republic
Emerson Electric (U.S.) Holding Corporation (Chile) Limitada	Chile
Emerson Electric C.R. Srl	Costa Rica
Emerson Electric de Mexico S.A. de C.V.	Mexico
Emerson Electric Holdings (Switzerland) GmbH	Switzerland
ALCO CONTROLS, spol. s.r.o.	Czech Republic
Emerson Process Management Co., Ltd.	China
EMR Emerson Holdings (Switzerland) GmbH	Switzerland
Emerson Climate Technologies - Transportation Solutions ApS	Denmark
Emerson Process Management Qatar W.L.L.	Qatar
EMR (Asia) Limited	Hong Kong

Emerson Electric (China) Holdings Co., Ltd.	China
ASCO Valve (Shanghai) Co., Ltd.	China
Beijing Rosemount Far East Instrument Co., Ltd.	China
Branson Ultrasonics (Shanghai) Co., Ltd.	China
ClosetMaid (Jiangmen) Storage Limited	China
Emerson Beijing Instrument Co. Ltd.	China
Emerson Climate Technologies (Shanghai) Co., Ltd.	China
Emerson Climate Technologies (Shenyang) Refrigeration Co., Ltd.	China
Emerson Climate Technologies - Solutions (Suzhou) Co., Ltd.	China
Emerson Climate Technologies (Suzhou) Co., Ltd.	China
Emerson Climate Technologies (Suzhou) Trading Co., Ltd.	China
Emerson Electric (Tongling) Co., Ltd.	China
Emerson Electric (Zhuhai) Co., Ltd.	China
Emerson Fusite Electric (Shenzhen) Co. Ltd.	China
Emerson InSinkErator Appliance (Nanjing) Co., Ltd.	China
Emerson Junkang Enterprise (Shanghai) Co., Ltd.	China
Emerson Machinery Equipment (Shenzhen) Co., Ltd.	China
Emerson Process Management Flow Technologies Co., Ltd.	China
Emerson Process Management Power & Water Solutions (Shanghai) Co., Ltd.	China
Emerson Process Management (Tianjin) Valves Co., Ltd.	China
Emerson Process Management Valve Automation (Tianjin) Co., Ltd.	China
Emerson Professional Tools (Shanghai) Co., Ltd.	China
Emerson Trading (Shanghai) Co., Ltd.	China
Emerson Xi'an Engineering Center	China
Fisher Jeon Gas Equipment (Chengdu) Co., Ltd.	China
Fisher Regulators (Shanghai) Co., Ltd.	China
Parex Industries Limited	New Zealand
Rosemount Tank Radar AB	Sweden
Emerson Process Management Marine Solutions Singapore Pte. Ltd.	Singapore
Rosemount Tank Gauging India Pvt. Ltd.	India
Rosemount Tank Gauging Middle East SPC	Bahrain
Hytork Controls, Inc.	Florida
Virgo Valves & Controls (ME) FZE	UAE
Virgo Valves and Controls Sdn Bhd	Malaysia
Emerson Electric Korea Ltd.	Korea
Emerson Electric (M) Sdn Bhd	Malaysia
Emerson Electric Poland Sp. z o.o.	Poland
Emerson Process Management Europe GmbH	Switzerland
Emerson Process Management Magyarorszag Kft.	Hungary
Emerson Automation Solutions Final Control Hungary Kft	Hungary
Emerson Process Management NV	Belgium
Emerson Puerto Rico, Inc.	Puerto Rico
Emerson (Thailand) Limited	Thailand
Emersub 5 LLC	Delaware
Emersub Mexico, Inc.	Nevada
ClosetMaid Reynosa S. de R.L. de C.V.	Mexico
Copeland Scroll Compresores de Mexico S.A. de C.V.	Mexico
Daniel Measurement and Control, S. de R.L. de C.V.	Mexico
Emerson Mexico Corporate Services S de R.L. de C.V.	Mexico
Emerson Tool and Appliance Company, S. de R.L. de C.V.	Mexico
Emerson Tool Company de Mexico, S. de R.L. de C.V.	Mexico
Emersub 1 LLC	Delaware
Emersub XXXVI, Inc.	Delaware
Digital Appliance Controls (UK) Limited	United Kingdom
Emerson Holding Company Limited	United Kingdom
Asco Joucomatic Ltd.	United Kingdom
Asco Power Technologies Limited	United Kingdom
Bristol Babcock Limited	United Kingdom

Copeland Limited	United Kingdom
CSA Consulting Engineers Ltd.	United Kingdom
El-O-Matic Limited	United Kingdom
Emerson Climate Technologies Retail Solutions UK Limited	United Kingdom
Emerson Electric U.K. Limited	United Kingdom
Artesyn Hungary Elektronikai Kft.	Hungary
Bray Lectroheat Limited	United Kingdom
Buehler Europe Limited	United Kingdom
Bannerscientific Limited	United Kingdom
Buehler UK Limited	United Kingdom
Metaserv Limited	United Kingdom
Metallurgical Services Laboratories Limited	United Kingdom
Emerson Egypt LLC	Egypt
Emerson FZE	UAE
Emerson Climate Technologies FZE	UAE
Emerson Gabon SARL	Gabon
Emerson Process Management Angola Lda	Angola
EMRSN Process Management Morocco Sarl	Morocco
ENPDOR2012A Limited	United Kingdom
Liebert Swindon Limited	United Kingdom
Emerson Energy Systems (UK) Limited	United Kingdom
Emerson Process Management Limited	United Kingdom
Emerson Process Management Distribution Limited	United Kingdom
Emerson Process Management Shared Services Limited	United Kingdom
EMR Barnstaple Limited	United Kingdom
Fisher-Rosemount Properties Limited	United Kingdom
Groveley Detection Limited	United Kingdom
K Controls Limited	United Kingdom
METCO Services Limited	United Kingdom
Permasense Limited	United Kingdom
Permasense Americas, Inc.	Texas
Permasense Asia Pacific Sdn Bhd	Malaysia
Roxar Limited	United Kingdom
Energy Scitech Ltd.	United Kingdom
Roxar Flow Measurement Limited	United Kingdom
TopWorx UK Limited	United Kingdom
Emerson UK Trustees Limited	United Kingdom
Fisher Controls Limited	United Kingdom
Farris Engineering Limited	United Kingdom
Fisher Governor Company Limited	United Kingdom
MDC Technology Limited	United Kingdom
MDC Technology Trustees Limited	United Kingdom
Mobrey Group Limited	United Kingdom
Rosemount Measurement Limited	United Kingdom
Cascade Technologies Holdings Limited	Scotland
Cascade Technologies Limited	Scotland
Pactrol Controls Limited	United Kingdom
EMR Worldwide B.V.	Netherlands
Emerson DHC B.V.	Netherlands
Emerson Electric do Brasil Ltda	Brazil
System Plast Ltda	Brazil
Emerson Electric (Thailand) Limited	Thailand
Emerson Process Management Ltda	Brazil
Emerson Scroll Machining (Thailand) Limited	Thailand
Emersub 7 LLC	Delaware
Emersub 8 LLC	Delaware
Emersub 9 LLC	Delaware
Emersub 10 LLC	Delaware

Emersub 11 LLC	Delaware
Emersub 12 LLC	Delaware
EMR (Mauritius) Ltd.	Mauritius
Emerson Electric Canada Limited	Canada
Emerson Holding Sweden AB	Sweden
Emerson Sweden AB	Sweden
Emerson USD Finance Company Limited	United Kingdom
Emerson Final Control Canada, Inc.	Canada
Net Safety Monitoring Inc.	Canada
Rutherfurd Acquisitions Limited	United Kingdom
Branson Ultrasonics a.s.	Slovakia
Emerson Automation Solutions Final Control Czech s.r.o.	Czech Republic
Emerson Automation Solutions Final Control Polska Sp. z o.o.	Poland
Emerson Climate Technologies (South Africa) (Pty) Ltd	South Africa
Emerson Comres de Mexico, S. de R.L. de C.V.	Mexico
Emerson Electric Ireland Limited	Ireland
Emerson Process Management de Colombia SAS	Colombia
Emerson Process Management d.o.o.	Croatia
Emerson Process Management (India) Pvt. Ltd.	India
Virgo Valves & Controls Private Limited	India
Shanghai Virgo Valves Technology Consulting Co., Ltd.	China
Virgo Valves & Controls Korea Ltd.	Korea
Emerson Process Management S.A.	Greece
Pentair Flow Control Holdings Limited	Isle of Man
Emerson Automation Solutions SSC UK Limited	United Kingdom
Emerson Automation Solutions Final Control UK II Ltd	United Kingdom
Emerson Automation Solutions Final Control UK Ltd	United Kingdom
Emerson Sales UK Limited	United Kingdom
Keystone Valve (U.K.) Limited	United Kingdom
Vulsub 1 Limited	United Kingdom
Vulsub Property Limited	United Kingdom
Hindle Cockburns Limited	United Kingdom
Spensall Engineering Limited	United Kingdom
Steel Support Systems Limited	United Kingdom
Westlock Controls Limited	United Kingdom
Pentair Valves & Controls Africa (Pty) Ltd	South Africa
Pentair Waterworks (Pty) Ltd	South Africa
Pentair Valves & Controls Argentina S.A.	Argentina
Pentair Valves & Controls Japan Co., Ltd.	Japan
Pentair Valves & Controls South Africa (Pty) Ltd	South Africa
Taiwan Valve Co., Ltd.	Taiwan
Vulsub Brazil Holding S.a.r.l.	Luxembourg
Vulsub Brasil Ltda.	Brazil
Westlock Equipamentos de Controle Ltda.	Brazil
Hiter Industria e Comercia de Controles Termo-Hidraulicos Ltda.	Brazil
Vulsub Holding III (Denmark) ApS	Denmark
Emerson Automation Solutions Final Control Denmark A/S	Denmark
Vulsub Holdings C, LLC	Delaware
Emerson Automation Solutions Final Control Malaysia Sdn. Bhd.	Malaysia
Vulsub Middle East Holdings, LLC	Delaware
Pentair Flow Control Middle East FZE	United Arab Emirates
Pentair Gulf Holding Limited	United Arab Emirates
Emirates Techno Casting FZE	United Arab Emirates
ETC International Holdings, Ltd.	British Virgin Islands
Emirates Techno Casting Holding Limited	United Arab Emirates
Emirates Techno Casting LLC	United Arab Emirates
Gulf Valve FZE	United Arab Emirates
JCF Fluid Flow India Private Limited	India

Vulsub Peru S.A.C.	Peru
F-R Tecnologias de Flujo, S.A. de C.V.	Mexico
NetworkPower Ecuador S.A.	Ecuador
PT. Emerson Indonesia	Indonesia
RAC Technologies (Israel) Ltd.	Israel
Rey-Lam, S. de R.L. de C.V.	Mexico
Termotec de Chihuahua, S.A. de C.V.	Mexico
Tranmet Holdings Limited	United Kingdom
Tranmet Holdings B.V.	Netherlands
Industrial Group Metran JSC	Russia
Metran-Export CJSC	Russia
EPMCO Holdings, Inc.	Delaware
Emerson Process Management Regulator Technologies, Inc.	Delaware
Fromex, S.A. de C.V.	Mexico
Fisher Controls International LLC	Delaware
Emerson Process Management Australia Pty Limited	Australia
Emerson Automation Solutions Final Control Australia Pty Limited	Australia
Emerson Automation Solutions Final Control Sales Australia Pty Limited	Australia
Emerson Electric Australia Co. Pty. Ltd.	Australia
Emerson Process Management New Zealand Limited	New Zealand
Vulsub SSC Australia Pty Limited	Australia
Fisher Controles de Mexico, S.A. de C.V.	Mexico
Instrument & Valve Services Company	Delaware
Nippon Fisher Co., Ltd.	Japan
Fisher-Rosemount Systems, Inc.	Delaware
Emerson Process Management Holding LLC	Delaware
Emerson Process Management LLLP	Delaware
Emerson Process Management Power & Water Solutions, Inc.	Delaware
ENPESNA, Inc.	Delaware
EPM Tulsa Holdings Corp.	Delaware
Emerson Process Management Regulator Technologies Tulsa, LLC	Oklahoma
Fiberconn Assemblies Morocco Sarl	Morocco
Fusite Corporation	Ohio
Emerson Japan, Ltd.	Japan
Fusite Land Company	Delaware
Fusite LLC	Delaware
General Equipment and Manufacturing Company, Inc.	Kentucky
Great River Canada Holding Limited	United Kingdom
Hiross India Private Limited	India
Humboldt Hermetic Motor Corp.	Delaware
Woodstock Land Company LLC	Missouri
Intrinsic Safety Equipment of Texas, Inc.	Texas
Locus Solutions, LLC	Wisconsin
Locus Traxx Worldwide Europe BVBA	Belgium
Management Resources Group, Inc.	Connecticut
Motores Hermeticos del Sur, S.A. de C.V.	Mexico
Numatics, Incorporated	Michigan
Emerson (Taiwan) Limited	Taiwan
PakSense, Inc.	Delaware
PakSense South America SpA	Chile
Artesyn Embedded Technologies, Inc.	Florida
Artesyn Embedded Computing, Inc.	Wisconsin
Artesyn North America LLC	Delaware
AIH LLC	Delaware
Artesyn Embedded Technologies GmbH	Germany
Artesyn Embedded Technologies (Hong Kong) Limited	Hong Kong
Astec International Limited	Hong Kong
Astec Agencies Limited	Hong Kong

Astec Custom Power (Philippines) Inc.	Philippines
Astec Custom Power (Singapore) Pte. Ltd.	Singapore
Astec Electronics Company Limited	China
Astec Electronics (Luoding) Company Ltd.	China
Astec Power Supply (Shenzhen) Company Limited	China
Astec Power Inc.	BVI
Astec Power Philippines, Inc.	Philippines
Embedded Computing & Power (India) Private Limited	India
Embedded Computing & Power Japan KK	Japan
Artesyn Cayman Ltd.	Cayman Islands
Artesyn Cayman LP	Cayman Islands
Artesyn Technologies Asia-Pacific Ltd.	Hong Kong
Artesyn Netherlands B.V.	Netherlands
Artesyn Embedded Technologies Sarl	France
Artesyn Holding GmbH	Austria
Artesyn Austria GmbH	Austria
Artesyn Austria GmbH & Co. KG	Austria
Astec America LLC	Delaware
Stourbridge Holdings (U.K.) Limited	United Kingdom
Mirroware Manufacturing Limited	United Kingdom
Astec Europe Limited	United Kingdom
Embedded Computing & Power Sweden AB	Sweden
ProTeam, Inc.	Idaho
ProTeam (China) Limited	Hong Kong
Ridge Tool Europe NV	Belgium
Ridgid Scandinavia A/S	Denmark
Von Arx AG	Switzerland
Von Arx GmbH	Germany
Rosemount Tank Gauging North America Inc.	Texas
System Plast USA de Mexico, S. de R.L. de C.V.	Mexico
Termocontroles de Juarez, S.A. de C.V.	Mexico
Tescom Corporation	Minnesota
Tescom Europe Management GmbH	Germany
Tescom Europe GmbH & Co. KG	Germany
Thunderline Z, Inc.	Delaware